EXHIBIT 4.1
[Front of Stock Certificate]
SHADOWS BEND
DEVELOPMENT, INC.
NUMBER                                           SHARES

Authorized Stock:                          50,000,000 Shares
Par Value:                                      $.001 Per Share

THIS CERTIFIES THAT

IS THE RECORD OWNER OF

     SHARES OF THE COMMON STOCK OF SHADOWS BEND DEVELOPMENT, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is nat valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly appointed officers.

Dated:

/s/ Secretary                              /s/ President
Shadows Bend Development, Inc.

                                Corporate
                                   Seal
                                  Nevada

                       Countersigned and Registered
                           Idaho Stock Transfer
                      421 Couer d' Alene Ave, Suite 3
                         Couer d'Alene, ID 83814

[Back of Stock Certificate]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM     as tenants in common          UNI GIFT MIN ACT . . Custodian . . .
TEN ENT     as tenants by the entireties                  (Cust)      (Minor)
JT TEN      as joint tenants with right of       under Uniform Gifts to Minors
            survivorship and not as                    Act . . . . . . . . . .
            tenants in common                                (State)

               Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________________ hereby sell, assign and transfer unto

Please insert social security or other
  identifying number of assignee

_______________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)
_______________________________________________________________________
_______________________________________________________________________
       ______________________________________________________ Shares of the
capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

     Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever